UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 01, 2021

Kodiak Sciences Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38682	27-0476525
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Page Mill Rd
Palo Alto, California		94304
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 281-0850

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	KOD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 1, 2021, Kodiak Sciences Inc. (“Kodiak”) issued a press release announcing the approval of the Kodiak Sciences Inc. 2021 Long-Term Performance Incentive Plan (the “Plan”), subject to approval at a meeting of Kodiak’s stockholders by a majority of the votes cast, excluding votes cast by any participant in the Plan.

The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Other Information

Kodiak plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders, a proxy statement in connection with the Plan (the “Proxy Statement”) to be voted upon at a special meeting of stockholders (the “Special Meeting”). The Proxy Statement will contain important information about the Plan and related matters. STOCKHOLDERS OF KODIAK ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT KODIAK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KODIAK AND THE PLAN. Stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Kodiak through the website maintained by the SEC at www.sec.gov. In addition, stockholders will be able to obtain free copies of these documents from Kodiak by contacting Kodiak’s Investor Relations by e-mail at ir@kodiak.com, or by going to Kodiak’s Investor Relations page on its website at https://ir.kodiak.com/.

Participants in the Solicitation

The directors and executive officers of Kodiak may be deemed to be participants in the solicitation of proxies from the stockholders of Kodiak in connection with the Plan. Information regarding the interests of participants in the solicitation of proxies in respect of the Special Meeting will be included in the Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Kodiak Sciences Inc. dated September 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KODIAK SCIENCES INC.

Date:	September 1, 2021	By:	/s/ Victor Perlroth
Victor Perlroth, M.D. Chief Executive Officer